Exhibit 99.3

Execution Version

TECHNICAL SERVICES AGREEMENT

This Technical Services Agreement (“Agreement”) is entered into and made effective as of June 23, 2013, by and between Western Digital Corporation, a Delaware corporation, with a business address of 3355 Michelson Drive, Irvine, CA 92612 (the “Company”), and Mark Moshayedi, residing at ____________________________________ (the “Technical Specialist”).

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of the date hereof, by and among the Company, a wholly-owned subsidiary of the Company, and sTec, Inc, a California corporation;

WHEREAS, effective upon the effective time of the merger contemplated by the Merger Agreement (the “effective date”), the Company desires to retain the Technical Specialist to provide the services set forth in Exhibit A (the “Services”) upon the terms and conditions set forth in this Agreement;

WHEREAS, the Technical Specialist desires to provide such Services for the benefit of the Company and its affiliates; and

NOW, THEREFORE, in consideration of (1) the fees paid or to be paid to the Technical Specialist for Services, (2) the Company disclosing to the Technical Specialist certain confidential information, and (3) the mutual agreements contained herein, the parties agrees as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms, whether used in the singular or the plural, shall have the following meaning:

A. “Confidential Information” means all non-public or confidential information related to the business of the Company and/or its affiliates, including, but not limited to, inventions (whether patentable or not), improvements, developments, ideas, discoveries, data, know-how, concepts, methods, results, and information (whether protected by intellectual property laws or not) trade secrets, business and financial information, and any Software, however, the Confidential Information shall not include those things that: (i) are in, or that through no fault of the Technical Specialist become part of, the public domain; (ii) at the time of disclosure, are known by the Technical Specialist independent of the Technical Specialist’s prior employment with sTec, Inc. and his performance under this Agreement; (iii) are rightfully communicated to the Technical Specialist free of any obligation of confidence subsequent to the time they were communicated to the Technical Specialist by the Company; or (iv) are developed by the Technical Specialist, outside of performing the Services, without reference to, or use of, any information communicated to the Technical Specialist by, or on behalf of, the Company.

B. “Developments” means the results of any Services performed directly or indirectly by the Technical Specialist which are related to the business of the Company and/or its affiliates, or the Confidential Information of the Company and/or its affiliates, including, without limitation:

1) all inventions, improvements, modifications, processes, methods, procedures products, models, devices, plans, specifications, drawings, documents, or Software, whether or not patentable and whether or not reduced to practice, and all patents and patent applications filed or to be filed in the future, in the United States or any foreign country, to any of the foregoing;

2) all copyrights, copyright registrations and copyrightable subject matter, including derivative work or reproduction rights; and

3) all trademarks, trademark registrations, trade names, packages or designs.

C. “Software” means any computer source code, object code, computer program or related documentation delivered by the Technical Specialist to the Company pursuant to this Agreement.

2.	TECHNICAL SPECIALIST’S SERVICES.

A. The Technical Specialist agrees to perform the Services for the compensation set forth in Exhibit A, and the Company agrees to pay the Technical Specialist the compensation set forth in Exhibit A.

B. The Technical Specialist understands and agrees that he/she shall be the responsible party for performing Services and shall exercise commercially reasonable efforts in his/her performance thereof.

C. The Technical Specialist may not use any employees, independent contractors or advisors to assist the Technical Specialist in connection with the work performed under this Agreement without first obtaining written permission from the Company.

D. Nothing herein shall be deemed to preclude the Company or its affiliates from retaining the services of other persons or entities undertaking the same or similar services as those undertaken by the Technical Specialist or from independently developing or acquiring materials or programs that are similar to, or competitive with, the Services provided under this Agreement.

E. Upon completion of the Services, the Technical Specialist shall deliver to the Company all copies of all work product developed hereunder. For example, in the case of Software, such work product would include all source code along with a complete copy of all related documentation, including, but not limited to, complete instructions for building the executable version from the source code.

3.	TERM / TERMINATION.

A. This Agreement shall commence on the effective date and shall continue for a period of six (6) months. The term of this Agreement may be extended upon the mutual written agreement of the Technical Specialist and the Company.

B. Either party may terminate this Agreement thirty (30) days after providing the other party written notice that the other party has breached this Agreement which breach the other party fails to remedy within such thirty day period. In addition, the Technical Specialist may terminate this Agreement without cause sixty (60) days after providing the Company written notice of termination. In the event this Agreement is terminated by the Company due to Technical Specialist’s uncured breach, or by the Technical Specialist without cause, the Company shall be liable for (i) fees for Services completed, and (ii) reimbursement for approved and reasonably documented expenses incurred to the date of notice. In the event this Agreement is terminated for any other reason, the Company shall be liable for (i) all fees that would have been due to the Technical Specialist had the Services been satisfactorily completed and this Agreement not prematurely terminated, and (ii) reimbursement for approved and reasonably documented expenses incurred to the date of notice.

4.	DISCLOSURE AND ASSIGNMENT OF INVENTIONS.

A. Assignment of Developments. The Technical Specialist recognizes that Developments are expected and likely to occur as the result of the performance of Services for the Company and the Technical Specialist covenants and agrees to hold all Developments IN TRUST for the use and benefit of the Company, and hereby assigns to the Company all of the Technical Specialist’s right, title and interest in and to all Developments and all Confidential Information related thereto. For this purpose, the Technical Specialist agrees, at the Company’s request and reasonable expense, to take any and all reasonable steps to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest such intellectual property rights and any causes of action more effectively in the Company or to protect the same, or to enforce any claim or right of any kind with respect thereto. If the Company is unable, after reasonable effort, to secure the signature(s) of the Technical Specialist on any document or documents needed to apply for or enforce any of the Company’s right, title and interest in and to the Developments, whether because of any physical or mental incapacity on the part of the Technical Specialist, or for any other reason whatsoever, then the Technical Specialist irrevocably designates and appoints the Company and its duly authorized officers and agents as the Technical Specialist’s agents and attorneys in fact to act for and on the behalf of the Technical Specialist in the execution and filing of any such document and in furthering the application for and enforcement of the Company’s right, title and interest in and to the Developments, with the same legal force and effect as if such acts were performed by the Technical Specialist.

B. Works for Hire. Without limiting the foregoing paragraph, all materials created or made during the performance of the Services by or on behalf of the Technical Specialist shall individually and collectively be deemed and considered a “work or works made for hire” for the purposes of the United States Copyright Act (17 U.S.C., Section 101) and for all other purposes. If for any reason any such copyrightable work, or a contribution to any such copyrightable work, by or on behalf of the Technical Specialist, shall be found to be anything other than a work or works made for hire, the Technical Specialist hereby assigns to the Company all right, title and interest that the Technical Specialist may have in such copyright, including, without limitation, any right in any renewal term of the copyright, and any and all other intellectual property rights of ownership in such work.

C. Execution of Necessary Documents. The Technical Specialist agrees to execute, at the Company’s cost, all applications, assignments or other instruments of any kind which the Company deems proper or necessary to apply for, obtain, protect, and enforce the Company’s interest in the Developments.

D. Disclosure of Developments. The Technical Specialist shall promptly disclose in writing to the Company all Developments made as a result of the performance of Services for the Company or resulting, embodying, or otherwise developed from the Confidential Information. The Technical Specialist further agrees to maintain adequate and current written records of such Developments.

E. License. If any Technical Specialist IP is necessary or useful for making, using, reproducing, distributing or otherwise exploiting any Developments or Services, or any portion thereof, the Technical Specialist hereby grants the Company and its affiliates an unlimited, unrestricted, worldwide, non-exclusive, perpetual, irrevocable, royalty-free, fully paid-up, transferable, sublicensable right and license under such Technical Specialist IP to fully exploit and exercise all Developments (including any modifications, improvements and derivatives thereof) and all of the Company’s rights with respect to the Services. As used herein, “Technical Specialist IP” means any technology or intellectual property rights or other rights owned or licensed by the Technical Specialist that are not assigned to the Company pursuant to any of the other subsections of this Section 4.

5.	TRADE SECRETS AND CONFIDENTIAL INFORMATION.

A. Confidentiality of the Company’s Information. The Technical Specialist agrees to receive and to regard and preserve as confidential all Confidential Information and Developments, and to not at any time, without the Company’s advance written consent, publish or disclose any part of the Confidential Information or Developments to others or use the same for the Technical Specialist’s own purposes or for the purposes of others.

B. Confidential Information of Third Parties. The Technical Specialist agrees to preserve as confidential the confidential information of any third party to which he may have or may have had access, and not to disclose to the Company and not to use in any way in connection with Services for the Company any confidential information or trade secrets of any kind, or any embodiments thereof, of any previous employer (other than any current affiliate of the Company) or other third party.

C. Return of Materials. The Technical Specialist agrees that, upon completion of Services for the Company, the Technical Specialist shall return to the Company all things belonging to the Company, including, without limitation, all documents, records, notebooks and tangible articles containing or embodying Confidential Information, including copies thereof, in the Technical Specialist’s possession or control, whether prepared by the Technical Specialist or others.

6.	WARRANTIES BY THE TECHNICAL SPECIALIST; LIMITATION OF LIABILITY.

A. The Technical Specialist represents and warrants (a) that he has no other agreement of any nature with any person or entity which would prevent the Technical Specialist from entering into this Agreement, or which requires the Technical Specialist to render services to another which are similar to those he shall render for the Company, and (b) that he/she has made no outstanding assignments, grants, licenses, encumbrances, obligations or agreements, either written, oral or implied, inconsistent with this Agreement.

B. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE TECHNICAL SPECIALIST MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SERVICES OR THE DELIVERABLES. WITHOUT LIMITING THE FOREGOING, THE SERVICES AND DELIVERABLES ARE PROVIDED “AS IS”, AND “WITH ALL FAULTS”, AND TECHNICAL SPECIALIST EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING WARRANTIES OF ACCURACY, COMPLETENESS, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, AND FITNESS FOR A PARTICULAR PURPOSE.

C. EXCEPT FOR TECHNICAL SPECIALIST’S BREACH OF SECTION 5 HEREOF OR DAMAGES ARISING FROM THE TECHNICAL SPECIALIST’S MALFEASANCE, IN NO EVENT SHALL TECHNICAL SPECIALIST BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT.

7.	TERMINATION.

Upon completion of the Technical Specialist’s Services for the Company or upon termination of this Agreement by either party, nothing herein shall be construed to relieve the Technical Specialist from a continuing obligation to the Company under sections 4, 5, 6, and 7 hereof, or of any obligation of the Technical Specialist that matured prior to the completion of such Services.

8.	GENERAL PROVISIONS.

A. Independent Contractor. With respect to the performance of Services by the Technical Specialist for the Company, the Technical Specialist shall be at all times an independent contractor, free to exercise his/her discretion as to the method and means of performance of such Services, and shall in no sense be considered an employee, agent or representative of the Company. Furthermore, nothing herein shall be construed agency relationship between the parties. The Technical Specialist understands that the Technical Specialist will not be entitled to participate in any employee benefit plan, program or arrangement of the Company or any affiliate of the Company and the Company will not withhold from the compensation otherwise due to the Technical Specialist unless legally obligated to do so. Due to the Technical Specialist’s status as an independent contractor, the Technical

Specialist is solely responsible for and will file and make, on a timely basis, tax returns and payments required to be filed or made to any relevant tax authorities with respect to the compensation provided hereunder, other than filings required to be made by the Company under applicable law

B. If any portion of this Agreement is found to be void or unenforceable, it shall be severed herefrom, leaving in force the remainder of this Agreement.

C. Assignment. Neither this Agreement nor the responsibility for performance of any Services to be rendered hereunder may be assigned by the Technical Specialist, provided that all obligations of the Technical Specialist under this Agreement shall, to the extent reasonably possible, be binding upon the Technical Specialist’s heirs, assigns, executors, administrators and other legal representatives. This Agreement may be freely assigned by the Company.

D. Modification. No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in a single writing and signed by both the Company and the Technical Specialist. No course of conduct or manner of dealing between the parties shall constitute a waiver of any term or provision of this Agreement.

E. Claims and Actions Thereon. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to such reasonable attorneys’ fees, expert witness fees and legal expenses as shall be fixed by a court of competent jurisdiction. This Agreement shall be governed by the laws of the State of California.

F. Remedies. Nothing in this Agreement shall limit the remedies available to the Company.

G. Entire Agreement. As to the subject matter hereof, this Agreement supersedes and cancels all previously executed agreements between the parties hereto. This Agreement contains the entire understanding between the Technical Specialist and the Company with respect to the subject matter hereof, and there are no representations, warranties, promises of undertakings other than those contained in the provisions above.

[signatures on next page(s)]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

WESTERN DIGITAL CORPORATION

Dated: June 23, 2013	By:	/s/ Wolfgang U. Nickl
Name: Wolfgang U. Nickl
Title: Executive Vice President and Chief Financial Officer

Dated: June 23, 2013	By:	/s/ Mark Moshayedi
Name: Mark Moshayedi

Tax ID:

Signature Page to Technical Services Agreement

EXHIBIT A

SERVICES / COMPENSATION

TECHNICAL SPECIALIST SERVICES. The Services to be performed by the Technical Specialist shall be to provide technical insights and assistance, insights on personnel, assistance with respect to relationships with suppliers and customers, and assistance with respect to the factory and other operations on an as needed basis, but not to exceed twenty (20) hours per week.

Fees: the Company shall pay the Technical Specialist $250,000 for the performance of the Services, which such amount shall be paid in six (6) equal monthly installments.